EXHIBIT 23.2
                              CONSENT OF ATTORNEYS

     The Law Firm of Greg Gerganoff, Attorney at Law hereby consents to the filing of the Opinion dated April 29, 2003 issued to the registrant as an exhibit to the Registration Statement on Form S-8.


         Date: April 29, 2003                    By: /s/ Gregory Z. Gerganoff
                                                     ---------------------------
                                                     Attorney at Law